UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 13, 2015

Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27248	95-3133814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1831 Michael Faraday Drive, Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 709-9119

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 13, 2015, Learning Tree International, Inc. (the “Company”) notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Company’s shares of common stock would be delisted from the NASDAQ Global Market (“Global Market”) since the Company no longer satisfies the Global Market’s listing requirements.  The Company's common stock is currently traded on the Global Market under the trading symbol “LTRE.”  The Company is taking the steps necessary to have its common stock quoted for trading in the OTCQX US Market (“OTCQX”), operated by OTC Markets, Inc., under the same trading symbol of “LTRE.”

As previously disclosed, on May 20, 2015, the Company received a notice from NASDAQ that the Company was not in compliance with the minimum stockholders’ equity requirement of $10.0 million for continued listing on the Global Market under NASDAQ Listing Rule 5450. Based on the listing requirements of NASDAQ and the expected financial performance of the Company in the near term, the Company’s common stock will be delisted from the Global Market. The Company has filed an application to have its common stock quoted on the OTCQX.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), the Company will file a notification of removal from listing on the Global Market and deregistration of the Company's common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 with the SEC on or about July 23, 2015. As a result, the Company expects that the last day of trading of its common stock on the Global Market will be on or about July 22, 2015, with trading to commence on the OTCQX the next trading day.

Following commencement of trading of its common stock on the OTCQX, the Company’s common stock will continue to be registered under the Exchange Act and the Company will continue to file financial reports that will be available on the SEC's website, www.sec.gov.

Item 9.01 Other Events.

(d) Exhibits.

Exhibit 99.1     Press release dated July 13, 2015.

Disclosures About Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Investors should not put undue reliance on these forward-looking statements, since they are based on key assumptions about future risks and uncertainties. Some of these risks and uncertainties that could affect The Company and its business include, but are not limited to, whether the Company’s common stock will be accepted for quotation on the OTCQX the following. The Company is not undertaking any obligation to update forward-looking statements contained herein to reflect future events, developments or changed circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 13, 2015	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ Max Shevitz
Max Shevitz

President